UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Genesco Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On June 7, 2021, Genesco Inc. (the “Company”) issued the following press release.

Genesco Files Definitive Proxy Materials and Issues Letter to Shareholders

☐	Footwear Focused Strategy Delivering Strong Results

☐	Highly Engaged and Independent Board Has Right Skills and Experience to Lead Genesco Forward

☐	Genesco Believes Legion Nominees Would Disrupt Substantial Progress and Business Momentum

☐	Urges Shareholders to Vote “FOR” All Nine Highly Qualified Genesco Directors on BLUE Proxy Card

NASHVILLE, Tenn., June 7, 2021 – Genesco Inc. (NYSE: GCO) (“Genesco” or the “Company”) today filed definitive proxy materials with the Securities and Exchange Commission (“SEC”) in connection with the Company’s Annual Meeting of Shareholders (the “Annual Meeting”), which is scheduled to be held on July 20, 2021. Shareholders of record as of close of business on June 28, 2021 will be entitled to vote at the meeting.

The proxy statement and other important information related to the Annual Meeting can be found at www.genescodrivingvalue.com.

The Company today also sent a letter to shareholders that outlines:

☐	Genesco’s successful execution of its footwear focused strategy, which has delivered strong results both before and throughout the pandemic;

☐	Genesco’s outstanding Q1 results, underscoring a very strong start to FY2022;

☐	Genesco’s commitment to maintain a highly engaged, independent Board that reflects the right mix of skills and experience to support the Company’s continued growth;

☐	Concerns regarding Legion’s lack of engagement, credibility, short-term focus and failure to bring forward value-creating ideas for Genesco; and

☐	Why Genesco believes the election of Legion’s nominees would disrupt Genesco’s substantial progress and business momentum and diminish the quality and strength of the Board.

The letter can be viewed here, and the full text of the letter follows:

June 7, 2021

Dear Fellow Shareholder,

In 2020, under our new CEO, Mimi Vaughn, we set forth a comprehensive five-year plan aimed at accelerating Genesco’s transformation as a footwear focused company and capitalizing on significant synergies across our businesses, including our shared technology platforms, to drive growth and profitability. That plan is working, and Genesco is successfully creating value – shareholders have benefited from a total shareholder return of over 51% since Mimi Vaughn’s appointment as CEO1.

A hedge fund, Legion Partners Asset Management LLC (“Legion”), is waging a proxy contest to replace four of Genesco’s independent directors. We remain open to constructive feedback from all shareholders, but thus far Legion has been unwilling to engage substantively on our business or actions to create shareholder value and has not made a compelling case to change our Board or strategic direction. Further, Legion’s prior history at Genesco raises serious questions about its intentions and credibility. After careful consideration and diligence, Genesco’s Board determined that Legion’s nominees do not have the right skills, experience, and track records to serve on our Board and create long-term value for shareholders.

That is why your vote at our Annual Meeting of Shareholders, scheduled for July 20, 2021, is so important. We strongly urge you to VOTE FOR all nine highly qualified Genesco directors using the enclosed BLUE proxy card and discard any materials with the White proxy card you may receive from Legion.

Our plan is working and has delivered strong results, both before and throughout the pandemic. At the onset of the pandemic, Genesco’s Board and leadership team quickly adapted to an unprecedented environment. We ensured the health and safety of our people and customers, closed and have since reopened all of our almost 1,500 retail locations, drove record

[1]	Total shareholder return (“TSR”) calculated from January 31, 2020, date of Vaughn’s appointment as CEO, to June 4, 2021.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

conversion rates to partially offset the impact of limited foot traffic, capitalized on the accelerated shift to online shopping through pre-pandemic investments in digital, and significantly reduced operating expenses and capital spending. These actions generated significant sequential improvement each quarter, including an ~10% operating margin in Q42021 and over $130 million of cash flow for FY2021.

We are off to a very strong start in FY2022, as evidenced by outstanding Q1 results. The week before last, we reported Q1 results that meaningfully exceeded expectations, with revenue and adjusted operating profit well above pre-pandemic levels, record first quarter digital revenue and profit, highest store traffic numbers compared to pre-pandemic levels, and a close to 500 basis point gross margin increase year-over-year due to strong full-priced selling. These results further demonstrate that Genesco is on the right path, and that our strategy is driving strong growth and creating significant shareholder value.

Genesco’s Board has been integral to the strategic planning and initiatives we have put in place to be successful. Since 2019, with the appointment of Matt Diamond as Lead Independent Director and subsequent appointment of Mimi Vaughn as CEO, Genesco has proactively charted a new strategic direction, refreshed a majority of the Board to ensure its directors have the right skills, experience, and track records to guide the Company forward, and regularly evaluated a range of opportunities and alternatives to drive growth and create shareholder value. Despite the impact of the pandemic over the past year on the entire retail industry, Genesco’s thoughtful planning, decisive actions, resilience, and strong performance reinforce the fact that we have the right strategy, Board and management team in place to compete and win in a rapidly changing retail environment.

That success, however, could be derailed by the election of Legion’s nominees, which we believe would disrupt our substantial progress and business momentum, diminish the quality and strength of our Board, and jeopardize our ability to execute on Genesco’s strategic plan.

WE ARE OFF TO A STRONG START IN Q1 FY2022[2] WITH RESOUNDING SUPPORT FROM THE ANALYST COMMUNITY[3]

[2]

Adjusted EPS and adjusted operating income excludes fees related to the shareholder activist, retail store asset impairments and expenses related to the new headquarters building, net of tax effect in the first quarter of Fiscal 2022 (the “Excluded Items”). A reconciliation of EPS and operating income in accordance with U.S. Generally Accepted Accounting Principles and the adjusted EPS and operating income numbers is set forth on Schedule A hereto. Genesco believes that disclosure of adjusted EPS and adjusted operating income adjusted for the Excluded Items will be meaningful to investors since the Excluded Items were not reflected in the Company’s previously announced expectations.

[3]	Permission to quote analyst reports neither sought nor obtained.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

WE ARE SUCCESSFULLY EXECUTING OUR FOOTWEAR FOCUSED STRATEGY AND DELIVERING STRONG RESULTS

Our strategy is centered around six strategic pillars that emphasize continued investment in our digital and omnichannel capabilities to better engage with and enhance the close connections with our customer base, and we have already made significant progress with respect to each of these pillars. We are most excited about opportunities to expand upon the digital gains we have made and capitalize on ongoing industry consolidation to further expand market share.

1.

Accelerate digital to grow direct-to-consumer: We have leveraged significant investments in digital and mobile capabilities to deliver a compelling customer experience and to adapt to current shifts in consumer shopping. We reported ~$450 million in digital revenue in FY2021, representing an increase of 124% since FY2018 and a ~75% year-over-year increase in eCommerce sales. Our digital business generates double digit operating margins, and these incremental sales are highly accretive.

2.

Maximize the relationship between physical and digital: We are continuing to build on our differentiated omnichannel experience by strengthening direct-to-consumer offerings across physical and digital channels through the ongoing digitalization of stores and last-mile innovation, including Buy Online, Pickup in Store (BOPIS), Buy Online, Ship-to-Store (BOSS) and Hold at Location (HAL), all enabled by “real time” inventory management.

3.

Build deeper consumer insights to strengthen customer relationships and brand equity: We are uniquely positioned to serve our target specialty consumers and continually invest to be relevant and authentic to cement existing consumer relationships and attract new consumers to our brands. Better personalization, new loyalty programs, and investments in next generation Customer Relationship Management (CRM) and data analytics are allowing us to deepen consumer engagement.

4.

Intensify product innovation and trend insight efforts: With our combined retail and branded platform, we stay on the pulse of trends and innovation across our brands and the footwear industry, leveraging digital investment and consumer insights to tailor product and brand offerings and to create exclusive and distinctive products across our platform in response to changes in consumer behavior and tastes (e.g., demand for sustainable products, technical innovation, casualization).

5.

Reshape the cost base to reinvest for future growth: We are committed to continuing our successful retail optimization program, driven by the accelerated shift from physical to digital commerce, including actively managing our retail footprint and redirecting costs from physical to digital. We already captured more than $40 million in annual cost savings pre-pandemic and are targeting $25-30 million additional annual savings, including through ongoing rent negotiations, which have generated savings of almost 30% in renewal cash rent thus far in FY2022.

6.

Pursue synergistic acquisitions to enhance growth: Our branded platform is Genesco’s most promising one for future growth given brands’ increasing abilities to go direct-to-consumer. We plan to opportunistically pursue accretive and complementary acquisitions to expand our branded business, evolve our portfolio mix and capture branded margin and valuation premium.

We regularly review our portfolio, brands and strategy, leveraging insights and perspectives of our Board, to ensure we are optimizing opportunities for our businesses and capturing the meaningful synergies that exist both within and across our Retail and Branded platforms. Within our Retail Platform, these synergies include benefits from vendor scale, consumer and product insights, customer relationship management, and digital and strategic initiatives. Our Branded Platform allows us to leverage our robust direct-to-consumer capabilities, complemented by well-developed wholesale channel relationships and a global sourcing platform, giving us the opportunity to add additional in-demand footwear brands. And finally, there are meaningful synergies across our Retail and Branded platforms, including shared systems and resources, combined purchasing scale, shared digital and robust Direct-to-Consumer (DTC) infrastructure, and shared operational best practices.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

HIGHLY ENGAGED, INDEPENDENT BOARD WITH THE RIGHT EXPERIENCE TO LEAD GENESCO FORWARD

Genesco’s Board is comprised of individuals with deep experience in areas critical to enhancing oversight and bolstering Genesco’s business:

✓	All 9 directors have senior leadership experience (C-suite experience or equivalent)
✓	8 of 9 directors have public company leadership experience (either as CEO or as a director)
✓	7 of 9 have worked in retail and consumer facing industries
✓	7 of 9 have eCommerce backgrounds
✓	5 of 9 have operations management skills

Genesco has intentionally refreshed its Board over the years to ensure we have leadership expertise in areas that are critical to the growth and evolution of the business. Since appointing Matt Diamond as Lead Independent Director in 2019, with his leadership we have added five new directors, representing a majority of the Board, and four of our other directors have retired or will retire (including retirements at this year’s Annual Meeting). The Board’s refreshment includes the recent appointments of three new independent directors: Angel Martinez, former Chairman and CEO of Deckers Brands; Mary Meixelsperger, CFO of Valvoline Inc. and former CFO of DSW Inc.; and Greg Sandfort, former CEO of Tractor Supply Company – all of whom bring years of public company leadership and deep expertise in the retail sector, including footwear. These recent appointments strengthen the Board’s skillset, bring added retail and footwear experience and stellar track records of creating shareholder value, in addition to enhancing the diversity and substantially reducing the average tenure of Genesco’s Board.

Genesco’s Board is committed to delivering value to shareholders. On a regular basis, with the help of outside advisors, the Board conducts a detailed review and analysis of the comprehensive range of strategic alternatives to maximize shareholder value. As part of these ongoing strategic reviews, the Board welcomes ideas and suggestions from all sources, especially shareholders.

A further demonstration of the Board’s commitment to delivering shareholder value is the recent formation of an ESG subcommittee, led by Thurgood Marshall, Jr. and Joanna Barsh, to provide oversight of the Company’s initiatives in a number of areas, including environmental, health and safety issues, diversity, equity and inclusion, corporate social responsibility, corporate governance, and sustainability to ensure that Genesco is appropriately focused on these important drivers of shareholder value. The subcommittee is tasked with setting strategies for ESG matters, recommending policies and practices in furtherance of those strategies, overseeing reporting on ESG metrics, and advising the Board on ESG-related shareholder concerns and proposals.

Genesco’s commitment to ESG is reflected in both the stature and quality of its subcommittee leaders and the overall strength and diversity of its Board. More than half of Genesco’s directors represent gender and/or racial diversity and 89% of directors are independent; these stats outperform the S&P 500 Consumer Sector benchmark, which reflects the highest standard among the largest companies in our sector.

LEGION HAS REFUSED TO ENGAGE WITH GENESCO AND HAS FAILED TO BRING FORWARD VALUE-CREATING IDEAS

Legion has yet to disclose any concrete strategy or business plan for Genesco. We are concerned that nearly two months after Legion publicly nominated a controlling slate of directors, it has declined to articulate any specific business ideas, despite claiming to have a “comprehensive strategic plan” and after our repeated requests for further clarity. We are always open to hearing new ideas and perspectives from our shareholders; however, Legion either does not have a cohesive strategy or has simply refused to share it.

Legion quickly sold its position after gaining board representation at Genesco in 2018 and may be planning to do the same again. Legion has a history of buying into companies and pushing for short-term responses to complex, longer term business

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

challenges. In Legion’s 2018 campaign at Genesco, the fund exited its position in less than 16 months and began selling out of its position only four months after settling for board seats. Legion also has a history of returning to previous investments only to exit shortly thereafter. Despite its representations to the contrary, Legion is not a long-term shareholder – it is motivated by short-term gains at the expense of long-term stability and value creation.

Legion has consistently declined to engage constructively with Genesco and discuss its candidates. Early on, as part of our ongoing broader Board refreshment process and regular dialogue with our shareholders, we communicated to Legion that we would be open to considering its nominees. However, Legion refused to share the identity of its nominees with our Board prior to going public, ignored our repeated requests for information on its nominees, and did not allow its candidates to be interviewed as part of the Board’s customary nominee review process.

Legion has demonstrated a lack of credibility. In 2018, Legion openly criticized Genesco’s decision to sell the Lids Sports Group, a decision reached prior to Legion’s investment. Inexplicably, Legion is now trying to take credit for the sale of Lids. We believe Legion’s actions of flip-flopping on the Lids transaction demonstrate the fund’s lack of conviction about its preferred strategy for Genesco, while its attempt to falsely take credit for the divestiture years later raises serious questions about Legion’s credibility.

Just recently, despite having previously said it would not allow any of its nominees’ names to appear on Genesco’s proxy card, Legion demanded that we use a Universal Proxy Card on which its nominees would be named. Universal Proxy Cards are rarely used in the U.S., the Securities and Exchange Commission regulations governing their use have not been adopted, and there is already a well-established process in place for shareholders’ voices to be heard, so adopting a Universal Proxy Card at this late stage would be unnecessary. We believe that this demand, occurring at the same time Legion reduced the size of its slate, was an effort to distract shareholders from its lack of a strategic plan and its unqualified director nominees.

LEGION’S NOMINEES LACK RELEVANT SKILLS AND EXPERIENCE TO SERVE ON GENESCO’S BOARD

We believe Legion has not made a compelling case to change our Board or strategic direction at Genesco and launched an unnecessary campaign that poses a real threat to Genesco’s progress and momentum. Its director slate raises many serious concerns4:

NONE OF LEGION’S NOMINEES have meaningful direct experience in footwear

NONE OF LEGION’S NOMINEES have operated an eCommerce business that is anywhere close to the size of Genesco’s eCommerce business; this would be the biggest eCommerce business by far any have overseen and only 2 of 4 Legion nominees have any experience with eCommerce at all

Only 2 OF 4 LEGION NOMINEES have public company experience as a director or C-suite executive, and these nominees each have an average board tenure of only 1.4 years and track records of destroying shareholder value, averaging negative 30% shareholder return during their tenures[5]

Legion’s slate DOES NOT HAVE A TRACK RECORD OF VALUE CREATION; combined, they have been involved in at least eight bankruptcy filings over their tenure at companies where they served as corporate officers or directors

Only 2 OF 4 LEGION NOMINEES are truly independent from Legion; the other two nominees have apparent deep ties to the hedge fund, having been proposed as Legion director nominees in multiple campaigns

Legion’s EVER-CHANGING AND POORLY VETTED SLATE does not have the qualifications, skills, or experience to serve on Genesco’s Board or create value for shareholders

[4]	Analysis of Legion’s Board slate includes a thorough review of their nominees’ experience over the past 10 years
[5]	As of May 24, 2021

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

We strongly urge stockholders to vote the BLUE proxy card FOR ALL our highly qualified and experienced director nominees.

Your Board and management are fully committed to enhancing shareholder value by continuing to execute our footwear focused strategy. We look forward to engaging with you further as the Annual Meeting approaches, and as always, we appreciate your investment in Genesco.

Sincerely,

The Genesco Board of Directors

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

PLEASE VOTE TODAY!

To make sure your vote is processed timely, we are encouraging all shareholders to vote online or by telephone if at all possible—
just follow the easy instructions on the enclosed BLUE proxy card.
You may also sign, date and return the enclosed BLUE proxy card.

If you have any questions or need help voting your BLUE proxy card, please call the firm assisting us with the solicitation of proxies:

1 (877) 825-8772

(toll-free from the U.S. and Canada)

+1 (412) 232-3651

(from other locations)

REMEMBER:

Please simply discard any White proxy cards
you may receive from Legion, as voting on a White card,
even in protest, will revoke any previous proxy you submitted using the BLUE proxy card. Only your latest-dated proxy counts.

Schedule A

Adjusted Operating Income (Loss) by Segment

	Quarter 1 - May 1, 2021			Quarter 1 - May 2, 2020			Quarter 1 - May 4, 2019

($ in millions)	Oper Inc (Loss)	Adjust	Adj Oper Inc (Loss)	Oper Loss	Adjust	Adj Oper Loss	Oper Inc (Loss)	Adjust	Adj Oper Inc (Loss)
Journeys Group	$33.1	$-	$33.1	$(37.1)	$(0.3)	$(37.3)	$19.0	$-	$19.0
Schuh Group	(3.8)	-	(3.8)	(15.1)	-	(15.1)	(5.4)	-	(5.4)
Johnston & Murphy Group	(3.2)	-	(3.2)	(9.6)	(0.1)	(9.7)	5.1	-	5.1
Licensed Brands	2.6	-	2.6	(2.5)	-	(2.5)	0.4	-	0.4
Goodwill Impairment	-	-	-	(79.3)	79.3	-	-	-	-
Corporate and Other	(13.1)	3.3	(9.9)	(12.5)	7.6	(4.9)	(10.0)	(0.7)	(10.7)

Total Operating Income (Loss)	$15.5	$3.3	$18.8	$(156.0)	$86.5	$(69.5)	$9.1	$(0.7)	$8.4

% of sales	2.9%		3.5%	-55.9%		-24.9%	1.8%		1.7%

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

Non-GAAP Reconciliation

	Quarter 1
	May 1, 2021			May 2, 2020			May 4, 2019
In Thousands (except per share amounts)	Pretax	Net of Tax	Per Share Amounts	Pretax	Net of Tax	Per Share Amounts	Pretax	Net of Tax	Per Share Amounts
Earnings (loss) from continuing operations, as reported		$8,894	$0.60		$(134,624)	($9.54)		$6,470	$0.36

Asset impairments and other adjustments:
Retail store asset impairment charges	$414	326	0.02	$3,042	2,228	0.16	$307	212	0.01
Fees related to shareholder activist	2,256	1,600	0.11	-	-	0.00	-	-	0.00
Expenses related to new HQ building	597	424	0.03	-	-	0.00	-	-	0.00
Trademark impairment	-	-	0.00	5,260	5,153	0.36	-	-	0.00
Goodwill impairment	-	-	0.00	79,259	79,259	5.62	-	-	0.00
Release Togast earnout	-	-	0.00	(441)	(323)	(0.02)	-	-	0.00
Change in vacation policy	-	-	0.00	(616)	(451)	(0.03)	-	-	0.00
Gain on lease termination	-	-	0.00	-	-	0.00	(1,000)	(689)	(0.04)
Gain on Hurricane Maria	-	-	0.00	-	-	0.00	(38)	(26)	0.00
Total asset impairments and other adjustments	$3,267	2,350	0.16	$86,504	85,866	6.09	$(731)	(503)	(0.03)

Income tax expense adjustments:
Other tax items		400	0.03		(2,690)	(0.20)		(58)	0.00
Total income tax expense adjustments		400	0.03		(2,690)	(0.20)		(58)	0.00

Adjusted earnings (loss) from continuing operations (1) and (2)		$11,644	$0.79		$(51,448)	($3.65)		$5,909	$0.33

(1) The adjusted tax rate for the first quarter of Fiscal 2022, 2021 and 2020 is 35.7%, 26.8% and 31.3%, respectively.

(2) EPS reflects 14.7 million, 14.1 million and 17.9 million share count for the first quarter of Fiscal 2022, 2021 and 2020, respectively, which includes common stock equivalents in the first quarter of Fiscal 2022 and Fiscal 2020 and excludes common stock equivalents in the first quarter of Fiscal 2021 due to the loss from continuing operations.

Forward-Looking Statements

This release contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “should,” “anticipate,” “optimistic” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, the roll-out of COVID-19 vaccines and the public’s acceptance of the vaccines, additional stores closures due to COVID-19, the timing of the re-opening of our stores, the timing of in-person back-to-work and back-to-school and sales with respect thereto, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company, and the impact of actions initiated by activist shareholders. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Important Additional Information and Where to Find It

Genesco has filed a definitive proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.

Participants in the Solicitation

Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and in the Proxy Statement. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Media Contacts

Claire S. McCall

cmccall@genesco.com

(615) 308-2483

Or

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

Jared Levy / Danya Al-Qattan

Sard Verbinnen & Co

Genesco-SVC@sardverb.com

Investor Contacts

Tom George

tgeorge@genesco.com

(615) 367-7465

Or

David Slater

dslater@genesco.com

(615) 367-7604

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

On June 7, 2021, the Company mailed the following letter to the shareholders of the Company.

June 7, 2021

Dear Fellow Shareholder,

In 2020, under our new CEO, Mimi Vaughn, we set forth a comprehensive five-year plan aimed at accelerating Genesco’s transformation as a footwear focused company and capitalizing on significant synergies across our businesses, including our shared technology platforms, to drive growth and profitability. That plan is working, and Genesco is successfully creating value – shareholders have benefited from a total shareholder return of over 51% since Mimi Vaughn’s appointment as CEO1.

A hedge fund, Legion Partners Asset Management LLC (“Legion”), is waging a proxy contest to replace four of Genesco’s independent directors. We remain open to constructive feedback from all shareholders, but thus far Legion has been unwilling to engage substantively on our business or actions to create shareholder value and has not made a compelling case to change our Board or strategic direction. Further, Legion’s prior history at Genesco raises serious questions about its intentions and credibility. After careful consideration and diligence, Genesco’s Board determined that Legion’s nominees do not have the right skills, experience, and track records to serve on our Board and create long-term value for shareholders.

That is why your vote at our Annual Meeting of Shareholders, scheduled for July 20, 2021, is so important. We strongly urge you to VOTE FOR all nine highly qualified Genesco directors using the enclosed BLUE proxy card and discard any materials with the White proxy card you may receive from Legion.

Our plan is working and has delivered strong results, both before and throughout the pandemic. At the onset of the pandemic, Genesco’s Board and leadership team quickly adapted to an unprecedented environment. We ensured the health and safety of our people and customers, closed and have since reopened all of our almost 1,500 retail locations, drove record conversion rates to partially offset the impact of limited foot traffic, capitalized on the accelerated shift to online shopping through pre-pandemic investments in digital, and significantly reduced operating expenses and capital spending. These actions generated significant sequential improvement each quarter, including an ~10% operating margin in Q42021 and over $130 million of cash flow for FY2021.

We are off to a very strong start in FY2022, as evidenced by outstanding Q1 results. The week before last, we reported Q1 results that meaningfully exceeded expectations, with revenue and adjusted operating profit well above pre-pandemic levels, record first quarter digital revenue and profit, highest store traffic numbers compared to pre-pandemic levels, and a close to 500 basis point gross margin increase year-over-year due to strong full-priced selling. These results further demonstrate that Genesco is on the right path, and that our strategy is driving strong growth and creating significant shareholder value.

Genesco’s Board has been integral to the strategic planning and initiatives we have put in place to be successful. Since 2019, with the appointment of Matt Diamond as Lead Independent Director and subsequent appointment of Mimi Vaughn as CEO, Genesco has proactively charted a new strategic direction, refreshed a majority of the Board to ensure its directors have the right skills, experience, and track records to guide the Company forward, and regularly evaluated a range of opportunities and alternatives to drive growth and create shareholder value. Despite the impact of the pandemic over the past year on the entire retail industry, Genesco’s thoughtful planning, decisive actions, resilience, and strong performance reinforce the fact that we have the right strategy, Board and management team in place to compete and win in a rapidly changing retail environment.

That success, however, could be derailed by the election of Legion’s nominees, which we believe would disrupt our substantial progress and business momentum, diminish the quality and strength of our Board, and jeopardize our ability to execute on Genesco’s strategic plan.

1 Total shareholder return (“TSR”) calculated from January 31, 2020, date of Vaughn’s appointment as CEO, to June 4, 2021.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

WE ARE OFF TO A STRONG START IN Q1 FY2022[2] WITH RESOUNDING SUPPORT FROM THE ANALYST COMMUNITY[3]

WE ARE SUCCESSFULLY EXECUTING OUR FOOTWEAR FOCUSED STRATEGY AND DELIVERING STRONG RESULTS

Our strategy is centered around six strategic pillars that emphasize continued investment in our digital and omnichannel capabilities to better engage with and enhance the close connections with our customer base, and we have already made significant progress with respect to each of these pillars. We are most excited about opportunities to expand upon the digital gains we have made and capitalize on ongoing industry consolidation to further expand market share.

1.

Accelerate digital to grow direct-to-consumer: We have leveraged significant investments in digital and mobile capabilities to deliver a compelling customer experience and to adapt to current shifts in consumer shopping. We reported ~$450 million in digital revenue in FY2021, representing an increase of 124% since FY2018 and a ~75% year-over-year increase in eCommerce sales. Our digital business generates double digit operating margins, and these incremental sales are highly accretive.

2.

Maximize the relationship between physical and digital: We are continuing to build on our differentiated omnichannel experience by strengthening direct-to-consumer offerings across physical and digital channels through the ongoing digitalization of stores and last-mile innovation, including Buy Online, Pickup in Store (BOPIS), Buy Online, Ship-to-Store (BOSS) and Hold at Location (HAL), all enabled by “real time” inventory management.

3.

Build deeper consumer insights to strengthen customer relationships and brand equity: We are uniquely positioned to serve our target specialty consumers and continually invest to be relevant and authentic to cement existing consumer relationships and attract new consumers to our brands. Better personalization, new loyalty programs, and investments in

2 Adjusted EPS and adjusted operating income excludes fees related to the shareholder activist, retail store asset impairments and expenses related to the new headquarters building, net of tax effect in the first quarter of Fiscal 2022 (the “Excluded Items”). A reconciliation of EPS and operating income in accordance with U.S. Generally Accepted Accounting Principles and the adjusted EPS and operating income numbers is set forth on Schedule A hereto. Genesco believes that disclosure of adjusted EPS and adjusted operating income adjusted for the Excluded Items will be meaningful to investors since the Excluded Items were not reflected in the Company’s previously announced expectations.

3 Permission to quote analyst reports neither sought nor obtained.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

next generation Customer Relationship Management (CRM) and data analytics are allowing us to deepen consumer engagement.

4.

Intensify product innovation and trend insight efforts: With our combined retail and branded platform, we stay on the pulse of trends and innovation across our brands and the footwear industry, leveraging digital investment and consumer insights to tailor product and brand offerings and to create exclusive and distinctive products across our platform in response to changes in consumer behavior and tastes (e.g., demand for sustainable products, technical innovation, casualization).

5.

Reshape the cost base to reinvest for future growth: We are committed to continuing our successful retail optimization program, driven by the accelerated shift from physical to digital commerce, including actively managing our retail footprint and redirecting costs from physical to digital. We already captured more than $40 million in annual cost savings pre-pandemic and are targeting $25-30 million additional annual savings, including through ongoing rent negotiations, which have generated savings of almost 30% in renewal cash rent thus far in FY2022.

6.

Pursue synergistic acquisitions to enhance growth: Our branded platform is Genesco’s most promising one for future growth given brands’ increasing abilities to go direct-to-consumer. We plan to opportunistically pursue accretive and complementary acquisitions to expand our branded business, evolve our portfolio mix and capture branded margin and valuation premium.

We regularly review our portfolio, brands and strategy, leveraging insights and perspectives of our Board, to ensure we are optimizing opportunities for our businesses and capturing the meaningful synergies that exist both within and across our Retail and Branded platforms. Within our Retail Platform, these synergies include benefits from vendor scale, consumer and product insights, customer relationship management, and digital and strategic initiatives. Our Branded Platform allows us to leverage our robust direct-to-consumer capabilities, complemented by well-developed wholesale channel relationships and a global sourcing platform, giving us the opportunity to add additional in-demand footwear brands. And finally, there are meaningful synergies across our Retail and Branded platforms, including shared systems and resources, combined purchasing scale, shared digital and robust Direct-to-Consumer (DTC) infrastructure, and shared operational best practices.

HIGHLY ENGAGED, INDEPENDENT BOARD WITH THE RIGHT EXPERIENCE TO LEAD GENESCO FORWARD

Genesco’s Board is comprised of individuals with deep experience in areas critical to enhancing oversight and bolstering Genesco’s business:

✓	All 9 directors have senior leadership experience (C-suite experience or equivalent)
✓	8 of 9 directors have public company leadership experience (either as CEO or as a director)
✓	7 of 9 have worked in retail and consumer facing industries
✓	7 of 9 have eCommerce backgrounds
✓	5 of 9 have operations management skills

Genesco has intentionally refreshed its Board over the years to ensure we have leadership expertise in areas that are critical to the growth and evolution of the business. Since appointing Matt Diamond as Lead Independent Director in 2019, with his leadership we have added five new directors, representing a majority of the Board, and four of our other directors have retired or will retire (including retirements at this year’s Annual Meeting). The Board’s refreshment includes the recent appointments of three new independent directors: Angel Martinez, former Chairman and CEO of Deckers Brands; Mary Meixelsperger, CFO of Valvoline Inc. and former CFO of DSW Inc.; and Greg Sandfort, former CEO of Tractor Supply Company – all of whom bring years of public company leadership and deep expertise in the retail sector, including footwear. These recent appointments strengthen the Board’s skillset, bring added retail and footwear experience and stellar track records of creating shareholder value, in addition to enhancing the diversity and substantially reducing the average tenure of Genesco’s Board.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

Genesco’s Board is committed to delivering value to shareholders. On a regular basis, with the help of outside advisors, the Board conducts a detailed review and analysis of the comprehensive range of strategic alternatives to maximize shareholder value. As part of these ongoing strategic reviews, the Board welcomes ideas and suggestions from all sources, especially shareholders.

A further demonstration of the Board’s commitment to delivering shareholder value is the recent formation of an ESG subcommittee, led by Thurgood Marshall, Jr. and Joanna Barsh, to provide oversight of the Company’s initiatives in a number of areas, including environmental, health and safety issues, diversity, equity and inclusion, corporate social responsibility, corporate governance, and sustainability to ensure that Genesco is appropriately focused on these important drivers of shareholder value. The subcommittee is tasked with setting strategies for ESG matters, recommending policies and practices in furtherance of those strategies, overseeing reporting on ESG metrics, and advising the Board on ESG-related shareholder concerns and proposals.

Genesco’s commitment to ESG is reflected in both the stature and quality of its subcommittee leaders and the overall strength and diversity of its Board. More than half of Genesco’s directors represent gender and/or racial diversity and 89% of directors are independent; these stats outperform the S&P 500 Consumer Sector benchmark, which reflects the highest standard among the largest companies in our sector.

LEGION HAS REFUSED TO ENGAGE WITH GENESCO AND HAS FAILED TO BRING FORWARD VALUE-CREATING IDEAS

Legion has yet to disclose any concrete strategy or business plan for Genesco. We are concerned that nearly two months after Legion publicly nominated a controlling slate of directors, it has declined to articulate any specific business ideas, despite claiming to have a “comprehensive strategic plan” and after our repeated requests for further clarity. We are always open to hearing new ideas and perspectives from our shareholders; however, Legion either does not have a cohesive strategy or has simply refused to share it.

Legion quickly sold its position after gaining board representation at Genesco in 2018 and may be planning to do the same again. Legion has a history of buying into companies and pushing for short-term responses to complex, longer term business challenges. In Legion’s 2018 campaign at Genesco, the fund exited its position in less than 16 months and began selling out of its position only four months after settling for board seats. Legion also has a history of returning to previous investments only to exit shortly thereafter. Despite its representations to the contrary, Legion is not a long-term shareholder – it is motivated by short-term gains at the expense of long-term stability and value creation.

Legion has consistently declined to engage constructively with Genesco and discuss its candidates. Early on, as part of our ongoing broader Board refreshment process and regular dialogue with our shareholders, we communicated to Legion that we would be open to considering its nominees. However, Legion refused to share the identity of its nominees with our Board prior to going public, ignored our repeated requests for information on its nominees, and did not allow its candidates to be interviewed as part of the Board’s customary nominee review process.

Legion has demonstrated a lack of credibility. In 2018, Legion openly criticized Genesco’s decision to sell the Lids Sports Group, a decision reached prior to Legion’s investment. Inexplicably, Legion is now trying to take credit for the sale of Lids. We believe Legion’s actions of flip-flopping on the Lids transaction demonstrate the fund’s lack of conviction about its preferred strategy for Genesco, while its attempt to falsely take credit for the divestiture years later raises serious questions about Legion’s credibility.

Just recently, despite having previously said it would not allow any of its nominees’ names to appear on Genesco’s proxy card, Legion demanded that we use a Universal Proxy Card on which its nominees would be named. Universal Proxy Cards are rarely used in the U.S., the Securities and Exchange Commission regulations governing their use have not been adopted, and there is already a well-established process in place for shareholders’ voices to be heard, so adopting a Universal Proxy Card at this late stage would be unnecessary. We believe that this demand, occurring at the same time Legion reduced the size of its slate, was an effort to distract shareholders from its lack of a strategic plan and its unqualified director nominees.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

LEGION’S NOMINEES LACK RELEVANT SKILLS AND EXPERIENCE TO SERVE ON GENESCO’S BOARD

We believe Legion has not made a compelling case to change our Board or strategic direction at Genesco and launched an unnecessary campaign that poses a real threat to Genesco’s progress and momentum. Its director slate raises many serious concerns4:

NONE OF LEGION’S NOMINEES have meaningful direct experience in footwear

NONE OF LEGION’S NOMINEES have operated an eCommerce business that is anywhere close to the size of Genesco’s eCommerce business; this would be the biggest eCommerce business by far any have overseen and only 2 of 4 Legion nominees have any experience with eCommerce at all

Only 2 OF 4 LEGION NOMINEES have public company experience as a director or C-suite executive, and these nominees each have an average board tenure of only 1.4 years and track records of destroying shareholder value, averaging negative 30% shareholder return during their tenures[5]

Legion’s slate DOES NOT HAVE A TRACK RECORD OF VALUE CREATION; combined, they have been involved in at least eight bankruptcy filings over their tenure at companies where they served as corporate officers or directors

Only 2 OF 4 LEGION NOMINEES are truly independent from Legion; the other two nominees have apparent deep ties to the hedge fund, having been proposed as Legion director nominees in multiple campaigns

Legion’s EVER-CHANGING AND POORLY VETTED SLATE does not have the qualifications, skills, or experience to serve on Genesco’s Board or create value for shareholders

We strongly urge stockholders to vote the BLUE proxy card FOR ALL our highly qualified and experienced director nominees.

Your Board and management are fully committed to enhancing shareholder value by continuing to execute our footwear focused strategy. We look forward to engaging with you further as the Annual Meeting approaches, and as always, we appreciate your investment in Genesco.

Sincerely,

The Genesco Board of Directors

[4]	Analysis of Legion’s Board slate includes a thorough review of their nominees’ experience over the past 10 years
[5]	As of May 24, 2021

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

PLEASE VOTE TODAY!

To make sure your vote is processed timely, we are encouraging all shareholders to vote online or by telephone if at all possible—

just follow the easy instructions on the enclosed BLUE proxy card.

You may also sign, date and return the enclosed BLUE proxy card.

If you have any questions or need help voting your BLUE proxy card,

please call the firm assisting us with the solicitation of proxies:

1 (877) 825-8772

(toll-free from the U.S. and Canada)

+1 (412) 232-3651

(from other locations)

REMEMBER:

Please simply discard any White proxy cards

you may receive from Legion, as voting on a White card,

even in protest, will revoke any previous proxy you submitted using the BLUE proxy card. Only your latest-dated proxy counts.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

Schedule A

Adjusted Operating Income (Loss) by Segment

	Quarter 1 - May 1, 2021			Quarter 1 - May 2, 2020			Quarter 1 - May 4, 2019

($ in millions)	Oper Inc (Loss)	Adjust	Adj Oper Inc (Loss)	Oper Loss	Adjust	Adj Oper Loss	Oper Inc (Loss)	Adjust	Adj Oper Inc (Loss)
Journeys Group	$33.1	$-	$33.1	$(37.1)	$(0.3)	$(37.3)	$19.0	$-	$19.0
Schuh Group	(3.8)	-	(3.8)	(15.1)	-	(15.1)	(5.4)	-	(5.4)
Johnston & Murphy Group	(3.2)	-	(3.2)	(9.6)	(0.1)	(9.7)	5.1	-	5.1
Licensed Brands	2.6	-	2.6	(2.5)	-	(2.5)	0.4	-	0.4
Goodwill Impairment	-	-	-	(79.3)	79.3	-	-	-	-
Corporate and Other	(13.1)	3.3	(9.9)	(12.5)	7.6	(4.9)	(10.0)	(0.7)	(10.7)

Total Operating Income (Loss)	$15.5	$3.3	$18.8	$(156.0)	$86.5	$(69.5)	$9.1	$(0.7)	$8.4

% of sales	2.9%		3.5%	-55.9%		-24.9%	1.8%		1.7%

Non-GAAP Reconciliation

	Quarter 1
	May 1, 2021			May 2, 2020			May 4, 2019
In Thousands (except per share amounts)	Pretax	Net of Tax	Per Share Amounts	Pretax	Net of Tax	Per Share Amounts	Pretax	Net of Tax	Per Share Amounts
Earnings (loss) from continuing operations, as reported		$8,894	$0.60		$(134,624)	($9.54)		$6,470	$0.36

Asset impairments and other adjustments:
Retail store asset impairment charges	$414	326	0.02	$3,042	2,228	0.16	$307	212	0.01
Fees related to shareholder activist	2,256	1,600	0.11	-	-	0.00	-	-	0.00
Expenses related to new HQ building	597	424	0.03	-	-	0.00	-	-	0.00
Trademark impairment	-	-	0.00	5,260	5,153	0.36	-	-	0.00
Goodwill impairment	-	-	0.00	79,259	79,259	5.62	-	-	0.00
Release Togast earnout	-	-	0.00	(441)	(323)	(0.02)	-	-	0.00
Change in vacation policy	-	-	0.00	(616)	(451)	(0.03)	-	-	0.00
Gain on lease termination	-	-	0.00	-	-	0.00	(1,000)	(689)	(0.04)
Gain on Hurricane Maria	-	-	0.00	-	-	0.00	(38)	(26)	0.00
Total asset impairments and other adjustments	$3,267	2,350	0.16	$86,504	85,866	6.09	$(731)	(503)	(0.03)

Income tax expense adjustments:
Other tax items		400	0.03		(2,690)	(0.20)		(58)	0.00
Total income tax expense adjustments		400	0.03		(2,690)	(0.20)		(58)	0.00

Adjusted earnings (loss) from continuing operations (1) and (2)		$11,644	$0.79		$(51,448)	($3.65)		$5,909	$0.33

(1) The adjusted tax rate for the first quarter of Fiscal 2022, 2021 and 2020 is 35.7%, 26.8% and 31.3%, respectively.

(2) EPS reflects 14.7 million, 14.1 million and 17.9 million share count for the first quarter of Fiscal 2022, 2021 and 2020, respectively, which includes common stock equivalents in the first quarter of Fiscal 2022 and Fiscal 2020 and excludes common stock equivalents in the first quarter of Fiscal 2021 due to the loss from continuing operations.

Forward-Looking Statements

This letter contains forward-looking statements, including those regarding the performance outlook for the Company and all other statements not addressing solely historical facts or present conditions. Forward- looking statements are usually identified by or are associated with such words as “intend,” “expect,” “believe,” “should,” “anticipate,” “optimistic” and similar terminology. Actual results could vary materially from the expectations reflected in these statements. A number of factors could cause differences. These include adjustments to projections reflected in forward-looking statements, including those resulting from the effects of COVID-19 on the Company’s business, including COVID-19 case spikes in locations in which the Company operates, the roll-out of COVID-19 vaccines and the public’s acceptance of the vaccines, additional stores closures due to COVID-19, the timing of the re-opening of our stores, the timing of in-person back-to-work and back-to-school and sales with respect thereto, weakness in store and shopping mall traffic, restrictions on operations imposed by government entities and/or landlords, changes in public safety and health requirements, and limitations on the Company’s ability to adequately staff and operate stores. Differences from expectations could also result from stores closures

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

and effects on the business as a result of civil disturbances; the level and timing of promotional activity necessary to maintain inventories at appropriate levels; the imposition of tariffs on product imported by the Company or its vendors as well as the ability and costs to move production of products in response to tariffs; the Company’s ability to obtain from suppliers products that are in-demand on a timely basis and effectively manage disruptions in product supply or distribution, including disruptions as a result of COVID-19; unfavorable trends in fuel costs, foreign exchange rates, foreign labor and material costs, and other factors affecting the cost of products; the effects of the British decision to exit the European Union and other sources of market weakness in the U.K. and Republic of Ireland; the effectiveness of the Company’s omni-channel initiatives; costs associated with changes in minimum wage and overtime requirements; wage pressure in the U.S. and the U.K.; weakness in the consumer economy and retail industry; competition and fashion trends in the Company’s markets; risks related to the potential for terrorist events; risks related to public health and safety events; changes in buying patterns by significant wholesale customers; retained liabilities associated with divestitures of businesses including potential liabilities under leases as the prior tenant or as a guarantor; and changes in the timing of holidays or in the onset of seasonal weather affecting period-to-period sales comparisons. Additional factors that could cause differences from expectations include the ability to renew leases in existing stores and control or lower occupancy costs, and to conduct required remodeling or refurbishment on schedule and at expected expense levels; the Company’s ability to realize anticipated cost savings, including rent savings; the Company’s ability to achieve expected digital gains and gain market share; deterioration in the performance of individual businesses or of the Company’s market value relative to its book value, resulting in impairments of fixed assets, operating lease right of use assets or intangible assets or other adverse financial consequences and the timing and amount of such impairments or other consequences; unexpected changes to the market for the Company’s shares or for the retail sector in general; costs and reputational harm as a result of disruptions in the Company’s business or information technology systems either by security breaches and incidents or by potential problems associated with the implementation of new or upgraded systems; the Company’s ability to realize any anticipated tax benefits; and the cost and outcome of litigation, investigations and environmental matters involving the Company, and the impact of actions initiated by activist shareholders. Additional factors are cited in the “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of, and elsewhere in, the Company’s SEC filings, copies of which may be obtained from the SEC website, www.sec.gov, or by contacting the investor relations department of Genesco via the Company’s website, www.genesco.com. Many of the factors that will determine the outcome of the subject matter of this release are beyond Genesco’s ability to control or predict. Genesco undertakes no obligation to release publicly the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Forward-looking statements reflect the expectations of the Company at the time they are made. The Company disclaims any obligation to update such statements.

Important Additional Information and Where to Find It

Genesco has filed a definitive proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Genesco’s corporate website at www.genesco.com.

Participants in the Solicitation

Genesco, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Genesco’s directors and executive officers and certain other individuals and their respective interests in Genesco by security holdings or otherwise is set forth in the Annual Report on Form 10-K of Genesco for the fiscal year ended January 30, 2021, and in the Proxy Statement. To the extent holdings of such participants in Genesco’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Vote the BLUE Proxy Card Today	To learn more visit GenescoDrivingValue.com

The following were posted by the Company to www.GenescoDrivingValue.com on June 7, 2021.

GENESC O How to Vote Materials Boord of Directors Contacts Proxy Statement To view Genesco’s SEC filings, including additional proxy soliciting materials, please c lick here. 2021 Proxy Statement ©2021Genesco Inc. All rights reserved. Disclaimer

GENESCO Materials Boord of Directors Contacts How to Vote -YOUR VOTE IS IMPORTANT The Board recommends shareholders vote FOR ALL Genesco’s highly-qualified d irector nominees listed on the BLUE proxy card. we urge you to disregard any proxy materials from Legion and simply discard any White proxy cards you may receive. Voting on the White proxy card-even in protest-will revoke any vote you may have previously cast on the BLUE proxy card. Only your latest dated vote counts. Voting is quick and easy Locate all the Genesco proxy materials recently sent to you, which contain the BLUE proxy card. They have been sent by hard-copy mail, and perhaps also by email-if you earlier consented to receiving materials by email from your bonk or broker. Note; if you hold shares In different accounts, you will receive different sets of material for each account-It Is Important that you vote with respect to JlQ.C.b account you own. Vote online Find the Control Number shown on the BlUE proxy card, access the voting website indicated, and follow the simple instructions. You will be asked to provide your Control Number. Vote by phone Find the Control Number shown on the BlUE proxy card, use a touch-tone phone to d ial the voting number, and follow the simple instructions. You will be asked to provide your Control Number. Vot e by mail Sign, date, and return the BlUE proxy cord in the postage-paid envelope provided. Vote by email locate the email that relates to the BLUE cord, click. the vonNOW!Nbutton in the body of the email, and follow the easy instructions on the voting site. Questions? If you have questions or need assistance voting your shares, please ca lllnnisfree, the firm assisting Genesco with the solicitation of proxies. 1 (877) 825-8772 (toll-free from the U.S. and Canada) +1 (412) 232-3651 (from ther countries) ©2021 Genesco Inc All rights reserved Dlsclcurnert

GENESC O How to Vote Materials Board of Directors Comacts Press Releases June 07, 2021 Genesco Files Definitive Proxy Materials and Issues Letter to Shareholders May 21,2021 Genesco Strengthens Board with Appointments of Three New Independent Directors April 12, 2021 Genesco Confirms Receipt of Director Nominations From Legion Partners ©2021 Genesco Inc. All rights reserved. Disclaimers

GENESCO How to Vote Materials Boord of Directors contacts Shareholder Letter June 07, 2021 Genesco Shareholder Letter- June 7, 2021 ©2021 Genesco Inc. All rights reserved. Disclaimers

Disclaimer BY ENTERING THE WEBSITE (THIS “SITE”) YOU ACKNOWLEDGE AND AGREE THAT YOU HAVE READ THE DISCLAIMERS ON THIS PAGE. IMPORTANT INf ORMATION: Genesco has filed a definitive proxy statement (tho “Proxy Statement• ) and accompanying proxy cord in connection with the solicitation of proxies for the 2021 annual meeting of Genesco shareholders (the “Annual Meeting•). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FIL£0 WITH THE U.S. Securities and Exchange Commission (tho •sec ·) CAR[ FUUY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Genesco with the SEC for no charge at the SEC’s website at www.sec.gQl!. Copies will also be available at no charge in tho Investors section of Genesco’s corporate website at CERTAIN INFORMATION REGARDING PARTICIPANTS: Genesco, its directors and certain of its executive officers may be doomed to bo participants in the solicitation of proxies from Genesco shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names ol Genesco’s directors and executive oUicers and certain other individuals and their rospoctivo interests in Genesco by security holdings or otherwise is sot forth in tho Annual Report on form 10 K of Genesco for tho fiscal year ended January 30, 2021, and Genesco’s definitive proxy statement for tho 2020 annual meeting of Genesco shareholders, filed with the SEC on May 15, 2020. To the extent holdings of such participants in Genesco’s securities hove changed since the amounts doscribed in tho proxy statement for the 2020 annual mooting of Genesco shareholders, such changes hove boon rofloctod on Initial Statements of Bonoficiol Ownership on Form 3 or Statements of Chango in Ownership on Form 4 filed with tho SEC Details regarding the nominees of Genesco’s Boord of Directors for election at the Annual Meeting will be Included In the definitive proxy statemon~ when available. f ORWARD LOOKING STATEMENTS: This Site contains forward looking statements, Including those regarding the performance outlook for tho Company and all other statements not addressing solely historical facts or present conditions. forward looking statements oro usually identified by or oro ossociotod with such words as “in tend,” ·oxpoct: “believe,” ·anticipate: ·optimistic· and similar Agree I hove rood and agroo to tho terms of this website.